EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TriStar Wellness Solutions, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, John R. Linderman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 16, 2014		/s/ John R. Linderman
	By:	John R. Linderman
	Its:	Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to TriStar Wellness Solutions, Inc. and will be retained by TriStar Wellness Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.